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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________



Date of Report (Date of
earliest event reported): July 30, 1999
                          -------------



                        INTERMEDIA COMMUNICATIONS INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



              Delaware                                   59-2913586
       --------------------------                    -------------------
       (State or other jurisdic-                     (I.R.S. Employer
       tion of incorporation or                      Identification No.)
       organization)



                                    0-20135
                           ------------------------
                           (Commission File Number)


      3625 Queen Palm Drive, Tampa, Florida                  33619-1309
      ------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (813) 829-0011
                                                          --------------
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Item 5.  Other Events
---------------------

          On July 30, 1999, DIGEX, Incorporated, a subsidiary of Intermedia Communications Inc. issued the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     Exhibit 99     Press Release, dated July 30, 1999.

                                       2
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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 30, 1999

                           INTERMEDIA COMMUNICATIONS INC.
                           ------------------------------
                                     (Registrant)



                           By: /s/ David C. Ruberg
                              ---------------------------------------------
                               Name:  David C. Ruberg
                               Title: President and Chief Executive Officer


                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                Page
  No.        Description                                No.
-------      -----------                               ----

  99         Press Release, dated July 30, 1999.

                                       4